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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                 August 8, 2002

                 AmeriCredit Automobile Receivables Trust 2002-C
                 -----------------------------------------------
             (Exact name of registrant as specified in its charter)

United States                        333-73606               88-0359494
-------------                        ---------               ----------
(State or Other Jurisdiction of      (Commission File        (I.R.S. Employer
Incorporation)                       Number)                 Identification No.)


c/o AmeriCredit Financial Services, Inc.                     76102
    Attention: Chris A. Choate, Esq.                         -----
    801 Cherry Street, Suite 3900                            (Zip Code)
    Fort Worth, Texas
    (Address of Principal Executive Offices)



       Registrant's telephone number including area code - (817) 302-7000
                                                           --------------

                      -------------------------------------
          (Former name or former address, if changed since last report)

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Item 2.    ACQUISITION OR DISPOSITION OF ASSETS

Description of the Securities and the Auto Loans

               AmeriCredit Financial Services, Inc., as Sponsor, has registered an issuance of $1,300,000,000 in principal amount of Securities (the "Securities") on Form S-3. Pursuant to the Registration Statement, AmeriCredit Automobile Receivables Trust 2002-C (the "Trust") issued $235,000,000 Class A-1 1.71250% Automobile Receivables Backed Notes, $315,000,000 Class A-2 1.94% Automobile Receivables Backed Notes, $480,000,000 Class A-3 Floating Rate Automobile Receivables Backed Notes and $270,000,000 Class A-4 3.55% Automobile Receivables Backed Notes, (collectively, the "Notes") on August 21, 2002 (the "Closing Date"). This Current Report on Form 8-K is being filed to satisfy an undertaking to file copies of certain agreements executed in connection with the issuance of the Notes, the forms of which were filed as Exhibits to the Registration Statement.

               The Notes were issued pursuant to an Indenture attached hereto as
EXHIBIT 4.1, dated as of August 9, 2002, between the Trust and Bank One, NA, as Trustee and Trust Collateral Agent (the "Trustee" and the "Trust Collateral Agent").

               The Notes will evidence indebtedness of the Trust, the assets of which consist primarily of retail installment sales contracts (the "Receivables") secured by new and used automobiles, light duty trucks and vans financed thereby.

               As of the Closing Date, the Receivables had the characteristics described in the Prospectus Supplement dated August 8, 2002 (the "Prospectus Supplement") filed with the Commission pursuant to Rule 424(b)(5) of the Act.

Item 5.    OTHER EVENTS

               The consolidated financial statements of Financial Security Assurance Inc. and its subsidiaries as of December 31, 2001 and 2000 and the related consolidated statements of income, changes in shareholder's equity and cash flows for each of the three years in the period ended December 31, 2001, prepared in accordance with generally accepted accounting principles, included in the Annual Report on Form 10-K, as amended, of Financial Security Assurance Holdings Ltd. and the unaudited consolidated financial statements of Financial Security Assurance Inc. and subsidiaries as of December 31, 2001, included in the Quarterly Reports on Form 10-Q of Financial Security Assurance Holdings Ltd. for the period ended March 31, 2002 are incorporated by reference in (i) this Current Report on Form 8-K; (ii) the Prospectus dated as of January 25, 2002 of AmeriCredit Financial Services, Inc. and (iii) the Prospectus Supplement for the Trust, and shall be deemed to be part hereof and thereof.

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Item 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)    Not applicable

(b)    Not applicable

(c)    Exhibits:

           1.1 Underwriting Agreement, dated as of August 8, 2002, among AmeriCredit Financial Services, Inc., as Sponsor, AFS Funding Trust, as Seller (the "Seller"), and Credit Suisse First Boston Corporation, as Representative of the Underwriters (the "Representative").

           4.1 Indenture, dated as of August 9, 2002, between AmeriCredit Automobile Receivables Trust 2002-C (the "Trust") and Bank One, NA, as Trustee and Trust Collateral Agent.

           4.2 Amended and Restated Trust Agreement, dated as of August 9, 2002, between the Seller and Deutsche Bank Trust Company Delaware, as Owner Trustee.

           4.3 Sale and Servicing Agreement, dated as of August 9, 2002, among the Trust, AmeriCredit Financial Services, Inc., as Servicer, the Seller, and Bank One, NA, as Backup Servicer and Trust Collateral Agent.

           4.4 Financial Guaranty Insurance Policy, dated as of August 21, 2002 and delivered by Financial Security Assurance Inc. (the "Insurer").

           10.1 Purchase Agreement, dated as of August 9, 2002, between AmeriCredit Financial Services Inc., as Seller, and AFS Funding Trust, as Purchaser.

           10.2 Indemnification Agreement, dated as of August 9, 2002, among the Insurer, the Seller and the Representative.

           23.1 Consent of PricewaterhouseCoopers LLP ("PWC") regarding financial statement of the Trust and their report.

           23.2  Report of PWC regarding financial statement of the Trust.

           23.3 Consent of PWC regarding financial statements of the Insurer.

           99.1 Statistical information for the receivables as of the Initial Cutoff Date.

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                                   SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           AMERICREDIT AUTOMOBILE RECEIVABLES TRUST 2002-C

                           By:  AmeriCredit Financial Services, Inc., as Sponsor


                                  By: /s/ Chris A. Choate
                                     -------------------------
                                  Name:   Chris A. Choate
                                  Title:  Executive Vice President,
                                          Secretary and Chief Legal Officer

Dated: August 23, 2002

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                                  EXHIBIT INDEX

Exhibit No.      Description
-----------      -----------
1.1              Underwriting Agreement, dated as of August 8, 2002, among
                 AmeriCredit Financial Services, Inc., as Sponsor, AFS Funding
                 Trust, as Seller (the "Seller"), and Credit Suisse First
                 Boston Corporation, as Representative of the Underwriters (the
                 "Representative").

4.1              Indenture, dated as of August 9, 2002, between AmeriCredit
                 Automobile Receivables Trust 2002-C (the "Trust") and Bank
                 One, NA, as Trustee and Trust Collateral Agent.

4.2              Amended and Restated Trust Agreement, dated as of August 9,
                 2002, between the Seller and Deutsche Bank Trust Company
                 Delaware, as Owner Trustee.

4.3 Sale and Servicing Agreement, dated as of August 9, 2002, among the Trust, AmeriCredit Financial Services, Inc., as
                 Servicer, the Seller, and Bank One, NA, as Backup Servicer and
                 Trust Collateral Agent.

4.4              Financial Guaranty Insurance Policy, dated as of August 21,
                 2002 and delivered by Financial Security Assurance Inc. (the
                 "Insurer").

10.1             Purchase Agreement, dated as of August 9, 2002, between
                 AmeriCredit Financial Services Inc., as Seller, and AFS
                 Funding Trust, as Purchaser.

10.2 Indemnification Agreement, dated as of August 9, 2002, among the Insurer, the Seller and the Representative.

23.1 Consent of PricewaterhouseCoopers LLP ("PWC") regarding financial statement of the Trust and their report.

23.2             Report of PWC regarding financial statement of the Trust.

23.3             Consent of PWC regarding financial statements of the Insurer.

99.1             Statistical information for the receivables as of the Initial
                 Cutoff Date.

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